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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 16, 2002

                         COMMISSION FILE NUMBER 1-07149

                               ITIS HOLDINGS INC.
                  (formerly ITIS Inc., a Delaware corporation)
                 (Exact name of Company as specified in charter)


            NEVADA                                           82-0277987
  (State or other jurisdiction of                          (IRS Employer
   incorporation or organization)                        Identification No.)


     10750 HAMMERLY, HOUSTON, TEXAS                             77043
(Address of principal executive offices)                      (Zip Code)

                  Registrant's telephone number: (281) 600-6000


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ITEM 4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

Effective September 16, 2002, Harper & Pearson Company, P.C. (the "Predecessor Accountant") was dismissed as the independent auditors for ITIS Holdings Inc. (the "Company"), and Fitts, Roberts & Co., P.C. (the "Successor Accountant") was appointed as the Company's new independent accountants. The Predecessor Accountant has audited the Company's accounts since December 31, 2000. The most recently audited consolidated financial statements are for the year ended December 31, 2001.

For the years ended December 31, 2000 and 2001, the Predecessor Accountant's report did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company's Board of Directors approved this action on September 5, 2002.

During the years ended December 31, 2000 and 2001, and the subsequent interim period January 1, 2002 through September 16, 2002, there were no disagreements with the Predecessor Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the Predecessor Accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements of the Company for such period.

ITEM 7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

EXHIBIT

No. 16.3 Description

Letter, dated September 23, 2002, from Harper & Pearson Company, P.C. to the Securities and Exchange Commission.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     ITIS  Holdings  INC.


Date:  September 24, 2002            By:  /s/ Hunter M.A. Carr
                                        --------------------------
                                          Hunter M.A. Carr
                                          President and
                                          Chief Executive Officer


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